FINANCIAL INSTRUMENTS, FAIR VALUES AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS, FAIR VALUES AND RISK MANAGEMENT [Text Block]

20. FINANCIAL INSTRUMENTS, FAIR VALUES AND RISK MANAGEMENT

(a) Fair Values of Financial Instruments

The Company classifies fair value measurements using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. The fair value hierarchy has the following levels:

• Level 1 - Values are based on unadjusted quoted prices available in active markets for identical assets or liabilities as of the reporting date.

• Level 2 - Values are based on inputs, including quoted forward prices for commodities, time value and volatility factors, which can be substantially observed or corroborated in the marketplace. Prices in level 2 are either directly or indirectly observable as of the reporting date.

• Level 3 - Values are based on prices or valuation techniques that are not based on observable market data.

As at	December 31, 2022		December 31, 2021
(Cdn$ thousands)	Fair Value	Carrying Value	Fair Value	Carrying Value
Financial assets at amortized cost:
Cash	8,833	8,833	12,239	12,239
Accounts receivable	89,235	89,235	49,433	49,433
Financial assets at fair value through profit or loss:
Risk management contracts	19,293	19,293	289	289
Financial liabilities at amortized cost:
Accounts payable and accrued liabilities	135,547	135,547	116,866	116,866
Bank debt	179,800	179,800	106,300	106,300
Term debt	78,932	78,932	134,747	134,747
Financial liabilities at fair value through profit or loss:
Risk management contracts	7,286	7,286	26,394	26,394
Warrant liability	21,971	21,971	11,360	11,360

Assessment of the significance of a particular input to the fair value measurement requires judgement and may affect the placement within the fair value hierarchy. The Company has estimated the fair value amounts using appropriate valuation methodologies and information available to management as of the valuation dates. The following methods and assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate that value:

• Cash, accounts receivable, accounts payable and accrued liabilities - The carrying amounts approximate fair value due to the short-term maturity of these instruments.

• Bank debt and term debt - The bank debt and term debt are valued at amortized cost. The amortized costs approximates the fair value of both the bank debt and term debt.

• Risk management contracts - The fair value of the risk management contracts are a level 2 in the fair value hierarchy. Risk management contracts are valued using valuation techniques with observable market inputs. The most frequently applied valuation techniques include forward pricing and swap models using present value calculations and third-party option valuation models. The models incorporate various inputs including the foreign exchange spot and forward rates, and forward rate curves and volatilities of the underlying commodity. Inputs to the change in the fair value are disclosed in the note below.

• Warrant liability - The fair value of the warrant liability is a level 3 in the fair value hierarchy. Inputs to the change in fair value of the warrant liability are disclosed in note 11.

During the years ended December 31, 2022, 2021 and 2020 there were no transfers of any financial assets or liabilities between levels.

(b) Risk Management

The Company's activities expose it to a variety of financial risks that arise as a result of its exploration, development, production and financing activities such as:

• Credit risk

• Liquidity risk

• Market risk

This note presents information about the Company's exposure to each of the above risks, the Company's objectives, policies and processes for measuring and managing risk and the Company's management of capital. The Board of Directors oversees management's establishment and execution of the Company's risk management framework. Management has implemented, and monitors compliance with risk management policies. The Company's risk management policies are established to identify and analyze the risks faced by the Company to set appropriate risk limits and controls and to monitor risks and adherence to market conditions and the Company's activities.

(i) Credit Risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Company's accounts receivable from joint operators and oil and gas marketers.

Accounts Receivable

All of the Company's operations are conducted in Canada. The Company's exposure to credit risk is influenced mainly by the individual characteristics of each customer. All of the Company's petroleum and natural gas production is marketed under standard industry terms. Accounts receivable from oil and natural gas marketers are normally collected on the 25th day of the month following production. The Company's policy to mitigate credit risk associated with these balances is to establish marketing relationships with a number of large purchasers and by entering into sales contracts with only established, credit-worthy counterparties. The Company historically has not experienced any collection issues with its oil and natural gas marketers.

Receivables from joint operators are typically collected within one to three months of the joint venture bill being issued. The Company attempts to mitigate the risk from joint venture receivables by obtaining the partners' pre-approval of significant capital expenditures. However, the receivables are from participants in the oil and natural gas sector and collection of the balances is dependent on industry factors such as commodity price fluctuations, escalating costs and the risk of unsuccessful drilling. In addition, further risks exist with joint operators as disagreements occasionally arise that may increase the potential for non-collection. The Company does not typically obtain collateral from oil and natural gas marketers or joint operators; however, the Company can withhold its production from joint operators in the event of non-payment.

For the years ended December 31, 2022, 2021 and 2020, the Company had six, four and four, external customers, respectively, that constituted more than 10 percent of commodity sales.  As at December 31, 2022, the Company had four external customers that constituted more than 10% of accounts receivable (December 31, 2021 - five external customers).

As at December 31, 2022, the maximum exposure to credit risk for loans and receivables at the reporting date, by type of customer, was:

(Cdn$ thousands)	December 31, 2022	December 31, 2021
Oil and gas marketers	85,838	43,206
Joint venture	334	528
GST input tax credit	2,935	2,965
Other	128	2,734
Accounts receivable	89,235	49,433

HHR's allowance for doubtful accounts was nominal as at December 31, 2022 and 2021. Based on industry experience, the Company considers its accounts receivable to be in default when the receivable is more than 90 days past due. When determining whether amounts that are past due are collectible, management assesses the creditworthiness and past payment history of the counterparty as well as the nature of the past due amount.  All receivables from oil and gas marketers was collected subsequent to year end.

Risk management contracts

HHR executes with each of its risk management counterparties an International Swap and Derivatives Association ("ISDA") Master Agreement, which is a standard industry form contract containing general terms and conditions applicable to many types of derivative transactions. As of December 31, 2022, all of the risk management counterparties have entered inter-creditor agreements with the Company's lender to eliminate the need to post any collateral. HHR's risk management counterparties are all financial institutions that are engaged in similar activities and have similar economic characteristics that, in general, could cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. HHR does not require the posting of collateral for its benefit under its risk management agreements. However, HHR's ISDA Master Agreements generally contain netting provisions whereby if on any date amounts would otherwise be payable by each party to the other, then on such date the party that owes the larger amount will pay the excess of that amount over the smaller amount owed by the other party, thus satisfying each party's obligations. These provisions generally apply to all risk management transactions or all risk management transactions of the same type (e.g., commodity, interest rate, etc.), with the particular counterparty.

Financial assets and liabilities are only offset if HHR has the legal right to offset and intends to settle on a net basis or settle the asset and liability simultaneously. HHR's risk management contracts are subject to master netting agreements that create a legally enforceable right to offset by counterparty, where the currency and timing of settlement are the same. The following is a summary of HHR's financial assets and financial liabilities and associated amounts subject to offsetting at December 31, 2022 and 2021. The net asset amounts represent the maximum exposure to credit risk for risk management contracts at each reporting date.

December 31, 2022	Gross Assets (Liabilities)	Amount Offset Assets (Liabilities)	Net Amount Presented
(Cdn$ thousands)
Current:
Risk management contract assets	28,356	(9,063)	19,293
Risk management contract liabilities	(16,349)	9,063	(7,286)
Net asset	12,007	-	12,007
December 31, 2021	Gross Assets (Liabilities)	Amount Offset Assets (Liabilities)	Net Amount Presented
(Cdn$ thousands)
Current:
Risk management contract assets	289	-	289
Risk management contract liabilities	(23,344)	-	(23,344)

Long-term:
Risk management contract liabilities	(3,050)	-	(3,050)
Net liability	(26,105)	-	(26,105)

(ii) Liquidity Risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. The Company addresses its liquidity risk through its capital management of cash, working capital, credit facility capacity, and equity issuances along with its planned capital expenditure program. At December 31, 2022, the Company had $170.2 million borrowing capacity under the credit facility.

In the next twelve months, HHR's credit facility will undergo two borrowing base redeterminations. The Company has determined that its current financial obligations, including current commitments (note 22), are adequately funded from the available borrowing capacity and from funds derived from operations. However, any reduction in the borrowing base could result in a material impact to HHR's liquidity. Management believes that future funds generated from operations and available borrowing capacity will be sufficient to settle HHR's financial liabilities.

The following table summarizes the timing of cash flows for the Company's financial and other significant liabilities at December 31, 2022:

(Cdn$ thousands)	1 Year	2-3 Years	4-5 Years	Thereafter	Total
Accounts payable and accrued liabilities	135,547	-	-	-	135,547
Bank indebtedness - principal	-	179,800	-	-	179,800
Bank indebtedness - interest	13,737	5,579	-	-	19,316
Term debt - principal	-	89,080	-	-	89,080
Term debt - PIK interest	-	5,196	-	-	5,196
Lease obligations[1]	1,405	2,398	1,899	1	5,703
Risk management contracts	7,286	-	-	-	7,286
Decommissioning obligations[1]	-	-	-	30,197	30,197
Total liabilities	157,975	282,053	1,899	30,198	472,125

1      These values are undiscounted and will differ from the amounts presented elsewhere in these consolidated financial statements.

Estimated interest for future periods related to the credit facility were calculated using the published Canadian prime lending rate and bankers' acceptance rate in place as at the period end, plus an applicable margin or fee based on the credit facility agreement terms and the Company's proportion of debt outstanding under each interest option as at December 31, 2022. The existing maturity date in the credit facility agreement is May 31, 2024, with an option to extend for an additional 364 days at the lenders' discretion.

The contractual maturity analysis assumes that both the principal amount of the 2020 Senior Notes, and any PIK interest accrued, is outstanding for the full term to maturity on July 10, 2024. Future PIK interest and principal payments have been converted from US dollars to Canadian dollars using the December 31, 2022 foreign exchange rate.

(iii) Market Risk

Market risk is the risk that changes in market prices, such as foreign exchange rates, interest rates and commodity prices will affect the Company's income or the value of its financial instruments. The objective of market risk management is to manage and control market risk exposure within acceptable parameters, while optimizing the return.

The Company may use risk management contracts to manage market risks as disclosed below. All such transactions are conducted within risk management policies that are reviewed by the Board of Directors. For the fair value of the Company's risk management contracts, see the Commodity Price Risk section below.

Currency Risk

Currency risk is the risk that the fair value of future cash flows will fluctuate as a result of changes in foreign exchange rates. The Company's petroleum and natural gas sales are conducted in Canada and are denominated in Canadian dollars.

The Company is also exposed to currency risk in relation to its 2020 Senior Notes, which are denominated in US dollars. A 10% strengthening (weakening) of the US dollar would have contributed a $7.9 million increase (decrease) to the Company's net profit (loss) before tax for the year ended December 31, 2022 (year ended December 31, 2021 - $13.5 million, and year ended December 31, 2020 - $12.0 million), resulting from the revaluation of the 2020 Senior Notes.

Interest Rate Risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. The Company is exposed to interest rate risk related to borrowings drawn under the credit facility, as the interest charged on the credit facility fluctuates with floating interest rates.

An increase (decrease) in the interest rates of 1% would have increased (decreased) interest expense by $1.1 million for the year ended December 31, 2022 (year ended December 31, 2021 - $1.1 million, and year ended December 31, 2020 - $2.4 million).

Commodity Price Risk

Commodity price risk is the risk that the fair value of future cash flows will fluctuate as a result of changes in commodity prices. Commodity prices for oil and natural gas are impacted not only by the relationship between the Canadian and United States dollars but also worldwide economic events that influence supply and demand.

HHR enters into risk management contracts to manage its exposure to commodity price fluctuations, which have served to protect and provide certainty on a portion of the Company's cash flows.

The following tables list the fair value of all outstanding risk management contracts by commodity type:

(Cdn$ thousands)	December 31, 2022	December 31, 2021
Crude oil	(5,801)	(13,463)
Natural gas	17,808	(2,773)
NGL	-	(9,869)
Total net asset (liability)	12,007	(26,105)

The following table summarizes commodity risk management contracts outstanding as at December 31, 2022:

Remaining Term	Reference	Total Daily Volume(bbls/d)	Weighted Average (Price/bbls)
Crude Oil Swaps
Jan 1, 2023 - Jun 30, 2023	US$ WTI	1,000	87.00
Jan 1, 2023 - Dec 31, 2023	US$ WTI	1,100	65.00

Remaining Term	Reference	Total Daily Volume(GJ/d)	Total Daily Volume (MMbtu/d)	Weighted Average(CDN$/GJ)	Weighted Average (US$/MMbtu)
Natural Gas Swaps
Apr 1, 2023 - Sep 30, 2023	CDN$ AECO	30,000	-	4.96	-
Jan 1, 2023 - Jun 30, 2023	US$ Dawn	-	30,000	-	3.04
Jan 1, 2023 - Dec 31, 2023	US$ AECO - NYMEX	-	30,000	-	(1.48)

Natural Gas Collar
Jan 1, 2023 - Dec 31, 2023	US$ NYMEX	-	30,000	-	5.00 - 9.80

The following tables show the breakdown of realized and unrealized gains and losses recognized by commodity type:

Year Ended December 31, 2022	Crude Oil	Natural Gas	NGL	Total
(Cdn$ thousands)
Realized loss on risk management contracts	(51,195)	(43,077)	(11,705)	(105,977)
Unrealized gain on risk management contracts	7,662	20,581	9,869	38,112
Loss on risk management contracts	(43,533)	(22,496)	(1,836)	(67,865)

Year Ended December 31, 2021	Crude Oil	Natural Gas	NGL	Total
(Cdn$ thousands)
Realized loss on risk management contracts	(62,112)	(23,452)	(9,843)	(95,407)
Unrealized loss on risk management contracts	(1,509)	(5,271)	(9,869)	(16,649)
Loss on risk management contracts	(63,621)	(28,723)	(19,712)	(112,056)

Year Ended December 31, 2020	Crude Oil	Natural Gas	Total
(Cdn$ thousands)
Realized gain (loss) on risk management contracts	67,322	(1,201)	66,121
Unrealized gain (loss) on risk management contracts	(18,758)	405	(18,353)
Gain (loss) on risk management contracts	48,564	(796)	47,768

The Company's operational results and financial condition are largely dependent on the commodity price received for its oil and natural gas production. Commodity prices have fluctuated widely in recent years due to global and regional factors including supply and demand fundamentals, inventory levels, weather, economic and geopolitical factors.

HHR manages the risks associated with changes in commodity prices by entering into a variety of risk management contracts. The Company assesses the effects of movement in commodity prices on income before tax. When assessing the  potential  impact  of  these  commodity  price  changes,  the  Company believes  a  10%  volatility  is  a  reasonable measure. A 10% change in commodity prices would have resulted in the following impact to the Company's unrealized gain (loss) on risk management contracts and net profit (loss) before tax, assuming all other variables including the Canadian dollar to United States dollar exchange rate, remained constant:

Year Ended December 31, 2022	Increase 10%	Decrease 10%
(Cdn$ thousands)
Crude oil	(6,276)	6,276
Natural gas	(11,359)	11,450

Year Ended December 31, 2021	Increase 10%	Decrease 10%
(Cdn$ thousands)
Crude oil	(18,559)	18,559
Natural gas	(7,960)	8,889
NGLs	(1,205)	(1,205)

Year Ended December 31, 2020	Increase 10%	Decrease 10%
(Cdn$ thousands)
Crude oil	(12,348)	12,348
Natural gas	(5,847)	5,847

(c) Capital Management

Hammerhead's objective when managing capital is to maintain a flexible capital structure and sufficient liquidity to meet its financial obligations and to execute its business plans. The Company considers its capital structure to include shareholders' equity, the funds available under outstanding debt and equity agreements, funds from operations and adjusted working capital. Modifications to Hammerhead's capital structure can be accomplished through issuing common and preferred shares, issuing new debt, adjusting capital spending and acquiring or disposing of assets, though there is no certainty that any of these additional sources of capital would be available if required.

Hammerhead's short-term capital management objective is to fund its capital expenditures using primarily funds from operations, noting value-creating activities may be financed with a combination of funds from operations and other sources of capital. Adjusted EBITDA indicates the Company's ability to generate funds from its asset base on a continuing basis, for future development of its capital program and settlement of financial obligations. Adjusted EBITDA is not a standardized measure and therefore may not be comparable with the calculation of similar measures by other entities.

For the years ended
(Cdn$ thousands)	December 31, 2022	December 31, 2021	December 31, 2020
Net profit (loss) before income tax	256,820	(71,821)	53,410
Add (deduct):
Unrealized (gain) loss on risk management contracts	(38,112)	16,649	18,353
Optimization fees	-	19,708	670
Transaction costs	19,080	-	-
Share-based compensation	10,044	14,039	7,155
Depletion, depreciation and impairment	147,168	127,333	135,184
Finance	25,497	21,264	37,344
Loss (gain) on foreign exchange	7,229	(350)	817
Loss (gain) on warrant liability	10,611	96	(3,981)
Loss (gain) on debt repayment	218	-	(88,160)
Loss on asset disposition	-	13,813	-
Loss on settlement under long term retention program	-	527	-
Other income, excluding transportation income	(2,939)	(1,022)	(4,639)
Adjusted EBITDA	435,616	140,236	156,153

Previously, working capital was computed including risk management contracts, the current portion of lease obligations and current bank debt. As at December 31, 2022, 2021 and 2020 adjusted working capital has been computed excluding these items. The current presentation of adjusted working capital is aligned with measures used by Management to monitor its liquidity for use in budgeting and capital management decisions. Net debt is used to assess and monitor liquidity at a point in time, while net debt to adjusted EBITDA assists the Company in monitoring its capital structure and financing requirements. Net debt and net debt to adjusted EBITDA are not standardized measures and therefore may not be comparable with the calculation of similar measures by other entities.

(Cdn$ thousands)	December 31, 2022	December 31, 2021	December 31, 2020
Cash	(8,833)	(12,239)	(6,078)
Accounts receivable	(89,235)	(49,433)	(30,298)
Prepaid expenses and deposits	(4,564)	(2,751)	(2,680)
Accounts payable and accrued liabilities	135,547	116,866	54,193
Adjusted working capital deficit	32,915	52,443	15,137

Total bank debt	179,800	106,300	163,600
Total term debt	78,932	134,747	120,435
Total net debt	291,647	293,490	299,172
Adjusted EBITDA	435,616	140,236	156,153
Net debt to adjusted EBITDA	0.7	2.1	1.9